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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): AUGUST 10, 2004

                                   ---------

                              BLACK BOX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



DELAWARE                                    0-18706                                 95-3086563
(State or Other Jurisdiction                (Commission File Number)                (IRS Employer
of Incorporation)                                                                   Identification No.)


1000 PARK DRIVE
LAWRENCE, PENNSYLVANIA                                                             15055
(Address of Principal Executive Offices)                                           (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------------------------------------------------------

         On August 6, 2004, Ernst and Young LLP ("E&Y") informed Black Box Corporation (the "Company") that it will resign as the independent registered public accounting firm for the Company upon completion of its review of the interim financial information for the Company's second fiscal quarter ending October 2, 2004 and the filing of the Company's Quarterly Report on Form 10-Q for such period.

         The reports of E&Y on the Company's financial statements for the past two fiscal years ended March 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Audit Committee of the Company's Board of Directors was not required to take any action regarding the resignation. The Audit Committee has commenced a search for a new independent auditing firm.

         During the two most recent fiscal years and through August 10, 2004, the date of this Current Report on Form 8-K ("this Form 8-K"), there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such years.

         During the two most recent fiscal years and through August 10, 2004, the date of this Form 8-K, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)), except as previously disclosed in Item 9A of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004, a copy of which is filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference.

         The Company has requested that E&Y furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether E&Y agrees with the above statements. A copy of that letter, dated August 10, 2004, is attached as Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c)      Exhibits.

         Exhibit Number                     Description
         --------------                     -----------

              16.1 Letter from Ernst & Young LLP to the United States Securities and Exchange Commission dated August 10, 2004.

              99.1 Item 9A of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BLACK BOX CORPORATION



Date:  August 10, 2004              By:  /s/ Michael McAndrew
                                       ----------------------------------------
                                         Michael McAndrew
                                         Chief Financial Officer, Treasurer and
                                         Principal Accounting Officer


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                                  EXHIBIT INDEX
                                  -------------

         Exhibit Number                     Description
         --------------                     -----------

             16.1 Letter from Ernst & Young LLP to the United States Securities and Exchange Commission dated August 10, 2004.

             99.1 Item 9A of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004.


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